Exhibit 10.2

AMENDMENT NO. 4 TO WARRANT AGREEMENT

THIS AMENDMENT NO. 4 TO WARRANT AGREEMENT (this “Amendment”), dated as of December 28, 2018, is made by and between Hickok Incorporated, an Ohio corporation (“Hickok”), and Roundball, LLC, an Ohio limited liability company (“Roundball,” and together with Hickok, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant Agreement (as defined below).

RECITALS

WHEREAS, Hickok and Roundball are parties to that certain Warrant Agreement, dated as of December 30, 2012, as amended by Amendment No. 1 thereto dated December 30, 2015, Amendment No. 2 thereto dated December 20, 2016 and Amendment No. 3 thereto dated December 29, 2017 (collectively, the “Warrant Agreement”), pursuant to which Roundball was granted the right and warrant to purchase from Hickok up to, subject to adjustment provided therein, One Hundred Thousand (100,000) shares of Hickok’s Class A Common Stock, without par value, at a purchase price per share of $2.50; and

WHEREAS, Hickok and Roundball desire to amend the Warrant Agreement extend the Expiration Date with respect to the exercise of such rights by Roundball thereunder and to modify the terms of the Warrant granted by Hickok to Roundball pursuant to the terms thereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

(a)      Section 4 of the Warrant Agreement is hereby amended and restated in its entirety to read as follows:

“Expiration. This Warrant shall expire at the close of business on December 30, 2019 (the “Expiration Date”), and shall be void thereafter.”

(c)      The parties agree that the amendments set forth herein shall apply from and after the date hereof and that nothing contained herein shall be deemed to modify or waive any rights or obligations under the Warrant Agreement existing prior to that date.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties have duly executed this Amendment by their duly authorized officers as of the date first above written.

HICKOK INCORPORATED                                                                           ROUNDBALL LLC

By:    /s/ Brian E. Powers                                                                               By:  /s/Fredrick Widen

      Brian Powers,                                                                                             Frederick Widen,

      President and CEO                                                                                     Manager

[Signature Page to Amendment No. 4 to Warrant]	2